SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 13, 1999

                              XYBERNAUT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE0           2101354               1799851
  (STATE OR OTHER JURISDICTION     (COMMISSION          (IRS EMPLOYER
   OF INCORPORATION)                FILE NUMBER)       IDENTIFICATION NUMBER)

                       12701 FAIRLAKES CIRCLE - SUITE 550
                                FAIRFAX, VA 22033
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (703) 631-6925

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(A)  PREVIOUS INDEPENDENT ACCOUNTANT

(i) On September 13, 1999, Xybernaut Corporation (the "Registrant") dismissed PricewaterhouseCoopers LLP as its independent accountant. The decision to dismiss PricewaterhouseCoopers LLP was approved by the Audit Committee and the Board of Directors of the Registrant.

(ii) PricewaterhouseCoopers LLP reports on the Registrant's financial statements for the years ended December 31 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principle. However, such reports contained an explanatory paragraph relating to the Company's ability to continue as a going concern.

(iii) In connection with the audits of the financial statements of the Registrant for the years ended December 31, 1998 and 1997, and for the period from January 1, 1999 through September 13,1999, the Registrant had no disagreements with PricewaterhouseCoopers LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make reference to such disagreements in their report on the Registrant's financial statements for such years.

(iv) During the years ended December 31, 1998 and 1997 and the period from January 1, 1999 through September 13, 1999, there have been no reportable events (as defined in Regulation S-K item 304(a)(i)(v)), except that the PricewaterhouseCoopers LLP Report to the Audit Committee Regarding Recommendations to Management for the year ended December 31, 1998 included a material weakness related to the Company's policies and procedures for the recognition of revenue during the year ended December 31, 1998. In summary, the recommendation noted that during the fourth quarter of 1998, the Registrant recorded approximately $1,000,000 in revenue related to shipments to distributors. However, based upon further review of the terms and conditions in the underlying documents and further review of the accounting principles relating to revenue recognition for such shipments, the Registrant reversed approximately $700,000 of revenue in the fourth quarter on certain of these transactions. Revenue related to these units will be recognized when the units are paid for by the re-seller or sold by the re-seller to an end user. The Registrant has since revised its policies and procedures for the recognition of revenue in accordance with the recommendation of PricewaterhouseCoopers LLP and the Registrant's management is of the opinion that the material weakness noted by PricewaterhouseCoopers LLP has been corrected and that a material weakness no longer exists in this regard.

(v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements contained in this Item 4(A). A copy of that letter, dated September 17, 1999, is filed as Exhibit 16 to this Form 8-K and incorporated herein by reference.

(B) NEW INDEPENDENT ACCOUNTANT

         The Registrant engaged Grant Thornton LLP as its new independent accountant as of September 13, 1999. The decision to engage Grant Thornton LLP was approved by the Audit Committee and Board of Directors of the Registrant.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits.

                  16. Letter, dated September 17, 1999, concerning the change in the Registrant's Certifying Accountant.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              XYBERNAUT CORPORATION

Date:  September 17, 1999                     By:   /s/ John F. Moynahan
                                                    ----------------------------
                                                    John F. Moynahan
                                                    Senior Vice President and
                                                    Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit                          Description
-------                          -----------


  16. Letter, dated September 17, 1999, concerning the change in the Registrant's Certifying Accountant.